                            SHAREHOLDERS' AGREEMENT

          SHAREHOLDERS' AGREEMENT, dated as of November 14, 1999 ("Agreement"), is made and entered into by and among HAGEMEYER P.P.S. NORTH AMERICA, INC., a Delaware corporation ("Parent"); SHIELD ACQUISITION CORP., a wholly owned subsidiary of Parent and a Texas corporation ("Purchaser"); and Leonard J. Bruce, an individual residing in the State of Texas, Bruce Partners, Ltd., a Texas limited partnership, and Bruce Interests Partnership, a Texas general partnership (each a "Shareholder," and collectively, the "Shareholders").

                                  WITNESSETH:

     WHEREAS, on the date hereof, Parent, Purchaser, and Vallen Corporation, a Texas corporation (the "Company"), entered into an Agreement and Plan of Merger (as such agreement may hereafter be amended, restated or renewed from time to time, the "Merger Agreement"), pursuant to which Purchaser will commence the Offer (capitalized terms used and not otherwise defined herein having the respective meanings ascribed to them in the Merger Agreement);

     WHEREAS, each Shareholder is the Beneficial Owner (as defined below) and has the sole right to vote and dispose of his or its respective shares of the Company Common Stock listed on Schedule I attached hereto ("Shareholder's Shares"); and

     WHEREAS, as an inducement and a condition to their entering into the Merger Agreement and incurring the obligations set forth therein, Parent and Purchaser have required that the Shareholders enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

      1.  DEFINITIONS.  For purposes of this Agreement:

          (a) "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

          (b) "Beneficially Own" or "Beneficial Owner" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by Persons with whom such Person would constitute a "group" within the meaning of
Section 13(d)(3) of the Exchange Act.

          (c) "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

          (d) "Representative" means, with respect to any Person, as applicable, such Person's officers, managing general partner, directors, employees, agents and representatives (including any investment banker, financial advisor, agent, representative or expert retained by or acting on behalf of such Person or its subsidiaries).

          (e) "Termination Event" shall mean the first to occur of: (i) purchase of the Shareholders' Shares pursuant to the Offer; (ii) the Effective Time;
(iii) the termination of the Merger Agreement by any party thereto in accordance with its terms; (iv) Purchaser's failure to commence the Offer within five (5) business days following the date of the initial public announcement of the execution of the Merger Agreement; (v) the termination or expiration of the Offer without Purchaser's having accepted for payment and paid for all shares of Company Common Stock tendered pursuant thereto, provided that each Shareholder's right to terminate pursuant to this clause (vi) shall not be available to the Shareholder if such Shareholder is then in material breach of this Agreement and such breach has been the proximate cause of the Offer having so expired or having been so terminated; (vii) any modification of any term or condition of the Offer as to which prior written consent of the Company is required pursuant to Section 1.1(b) of the Merger Agreement in the form executed and delivered as of the date hereof (whether or not such consent is obtained); and (viii) the applicable date set forth in Section 10.1(b) of the Merger Agreement.

     2.   AGREEMENT TO TENDER; VOTING OF THE SHARES.

          (a) During the period commencing on the date hereof and until a Termination Event, each Shareholder, severally, hereby agrees that such Shareholder shall: (i) validly tender and sell (and not withdraw), pursuant to and in accordance with the terms of the Offer, not later than the fifth business day after the receipt by the Shareholder of the offer to purchase, transmittal letter and other relevant Offer Documents (or as soon as practicable thereafter as shall be permitted by the relevant court or governmental authority), such Shareholder's Shares (as defined in Section 3(a)) and any shares of Company Common Stock acquired by such Shareholder after the date hereof and prior to a Termination Event, whether upon exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise); (ii) at any meeting of the Company's shareholders (whether annual or special, and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of the Company's shareholders, vote (or cause to be voted) all of such Shareholder's Shares: (x) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval and adoption of the Merger and the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; (y) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (z) except as otherwise agreed to in writing in advance by Parent and Purchaser, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement and this Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination, involving the Company or any of its subsidiaries; (B) any sale, lease or transfer of a material amount of the assets or business of the Company or its subsidiaries, or any reorganization, restructuring, recapitalization, special dividend, dissolution, liquidation or winding up of the Company or its subsidiaries; (C) any change in the present capitalization of the Company, including any proposal to sell any equity interest in the Company or any of its subsidiaries or any amendment of the Articles of Incorporation or By-laws of the Company; (D) any change in directors constituting a majority of the Company's Board of Directors; (E) any other action that would impede, interfere with, delay, postpone, discourage or adversely affect the Offer, the Merger, or the transactions contemplated by the Merger Agreement; and (iii) such Shareholder shall not enter into any agreement with any Person the effect of which would be inconsistent with or violative of the provisions and agreement contained in this
Section 2(a).

          (b) Each Shareholder hereby acknowledges that Purchaser's obligation to accept for payment shares of the Company Common Stock purchased pursuant to the Offer, including the Shares, is subject to the terms and conditions of the Offer. Upon the terms and subject to the conditions of the Offer, Parent shall cause Purchaser to accept for payment and pay for all shares of Company Common Stock (including each Shareholder's Shares) validly tendered and not withdrawn pursuant to the Offer as soon as Purchaser is permitted to do so under applicable law.

          (c) Each Shareholder shall permit Purchaser to publish and to disclose in the Offer Documents and, if shareholder approval is required under applicable law, the Proxy Statement, if any (including all documents and schedules filed with the SEC), such Shareholder's identity and ownership of the Company Common Stock and each Shareholder's commitments, arrangements and understandings under this Agreement. Parent and Purchaser shall permit the Shareholders to disclose the terms of this Agreement in each Shareholder's Schedule 13D, as applicable, with respect to the Shareholder's Shares.

     3. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. Each Shareholder, severally, hereby represents and warrants to Parent and Purchaser as follows:

          (a) Ownership of Shares. Such Shareholder is the Beneficial Owner of the number of shares of Company Common Stock Beneficially Owned by such Shareholder on the date hereof set forth opposite such Shareholder's name on
Schedule I attached hereto under the heading "Shareholder's Shares." Such Shareholder has sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to such Shareholder's Shares with no material limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. Except for such Shareholder's Shares, such Shareholder is not the Beneficial Owner of any shares of Company Common Stock.

          (b) No Conflicts. (i) Except for filings under the Exchange Act or the HSR Act, no filing with, and no permit, authorization, consent or approval of, any United States state or federal public body or authority is necessary for the execution of this Agreement by such

Shareholder and the consummation by such Shareholder of the transactions contemplated hereby, except where the failure to obtain such consent, permit, authorization, approval or filing would not interfere with such Shareholder's ability to perform its obligations hereunder, and (ii) none of the execution and delivery of this Agreement by such Shareholder, the consummation by such Shareholder of the transactions contemplated hereby or compliance by such Shareholder with any of the provisions hereof shall (x) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Shareholder is a party or by which such Shareholder or any of such Shareholder's properties or assets may be bound, or
(y) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Shareholder or any of such Shareholder's properties or assets, in each such case except to the extent that any conflict, breach, default or violation would not interfere with the ability of such Shareholder to perform its obligations hereunder.

          (c) Execution, Delivery and Performance. This Agreement constitutes the valid and binding obligation of such Shareholder and is enforceable in accordance with its terms, except as enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and general principles of equity. The execution, delivery and performance of this Agreement will not violate any other agreement to which such Shareholder is a party, including, without limitation, any voting agreement, partnership agreement, other shareholders agreement or voting trust. As to the Shareholder who is a natural person, such Shareholder hereby represents that such Shareholder (i) has the full power and capacity necessary to enter into and perform his obligations under this Agreement, and (ii) has read all provisions of this Agreement, has reviewed such provisions with counsel to the extent such Shareholder deemed appropriate, understands each of such provisions and voluntarily agrees to be bound thereby. As to the Shareholder that is a partnership, such Shareholder hereby represents that such partnership is duly formed, validly existing and in good standing under the laws of the state of its organization with full partnership power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

          (d) No Encumbrances. Such Shareholder's Shares are held by such Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except this Agreement and applicable securities laws.

          (e) Reliance. Such Shareholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement, and are incurring the obligations set forth therein, in reliance upon such Shareholder's execution and delivery of this Agreement.

     4. REPRESENTATIONS OF PARENT AND PURCHASER. Parent and Purchaser, jointly and severally, hereby represent and warrant to the Shareholders as follows:

          (a) Organization, Standing and Corporate Power. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and each has adequate corporate power and authority to own its properties and carry on its business as presently conducted. Each of Parent and Purchaser has the corporate power and authority to enter into and perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby.

          (b) No Conflicts. (i) Except, for filings under the Exchange Act and the HSR Act, no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by either Parent or Purchaser and the consummation by Parent and Purchaser of the transactions contemplated hereby, except where the failure to obtain such consent, permit, authorization, approval or filing would not interfere with its ability to perform their respective obligations hereunder, and (ii) none of the execution and delivery of this Agreement by Parent or Purchaser, the consummation by Parent or Purchaser of the transactions contemplated hereby or compliance by Parent and Purchaser with any of the provisions hereof shall (x) conflict with or result in any breach of any applicable organizational documents applicable to Parent or Purchaser, (y) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent or Purchaser is a party or by which Parent or Purchaser or any of Parent's or Purchaser's properties or assets may be bound, or (z) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Parent or Purchaser or any of Parent's or Purchaser's properties or assets, in each such case except to the extent that any conflict, breach, default or violation would not interfere with the ability of Parent or Purchaser to perform their respective obligations hereunder.

          (c) Execution, Delivery and Performance. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Purchaser. This Agreement constitutes the valid and binding obligations of Parent and Purchaser and is enforceable in accordance with its terms, except as enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and general principles of equity.

     5.   CERTAIN COVENANTS.

          (a) Restriction on Transfer, Proxies and Non-interference. Prior to the occurrence of a Termination Event, except as required by this Agreement, each Shareholder, severally, hereby agrees that such Shareholder shall not directly or indirectly without the prior written consent of Parent and
Purchaser: (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Shareholder's Shares, or any interest therein, (ii) grant any proxies or powers of attorney, deposit any of such Shareholder's Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to any of such Shareholder's Shares, or (iii) take any action that would make any representation or warranty of such Shareholder contained in this Agreement untrue or incorrect or result in a breach by such Shareholder of such Shareholder's obligations under this Agreement.

          (b) Waiver of Appraisal Rights. Each Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Shareholder may have.

          (c) No Solicitation. Prior to the occurrence of a Termination Event, each Shareholder, severally, hereby agrees that such Shareholder will not, and will instruct such Shareholder's Representatives not to, take any action which, if taken by the Company, would constitute a violation of Section 8.2(a) of the Merger Agreement. Notwithstanding the foregoing, it is expressly stipulated that any action that may be taken by the Company or the Company Board pursuant to the proviso of Section 8.2(a) of the Merger Agreement may likewise be taken by any Shareholder or any Representative of a Shareholder as such.

          (d) Stop Transfer. Prior to a Termination Event, each Shareholder, severally, agrees that such Shareholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Shareholder's Shares, unless such transfer is made in compliance with this Agreement.

          (e) HSR Act. Each Shareholder, severally, agrees that such Shareholder shall cooperate with the Company to fulfill such Shareholder's obligations, if any, under the HSR Act with respect to the transactions contemplated by the Merger Agreement.

          (f) Further Assurances. From time to time, at the other parties' reasonable request and without further consideration, each Shareholder, Parent and Purchaser shall execute and deliver such additional documents as may be reasonably necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the tender of each Shareholder's Shares by such Shareholder as contemplated by Section 2 of this Agreement.

     6.   MISCELLANEOUS.

          (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          (b) Recapitalization. In the event of a stock dividend or distribution, or any change in shares of Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares of Company Common Stock or the like, for each Shareholder the term "Shareholder's Shares" shall be deemed to refer to and include the Shareholder's Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of such Shareholder's Shares may changed or exchanged.

          (c) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other parties, except that Purchaser may assign its rights and obligations, in whole or in part, to any of its Affiliates, but no such assignment shall relieve Purchaser of its obligations hereunder if such assignee does not perform such obligations. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

          (d) Amendment, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

          (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, or by mail (registered or certified mail, postage prepaid, return receipt requested), or by any courier service, such as Federal Express, providing proof of delivery, or by transmission by telecopy, confirmed received. All communications hereunder shall be delivered to the respective parties at the following addresses:

               If to Parent or Purchaser:
               Hagemeyer P.P.S. North America, Inc.
               100 Galleria Parkway, Suite 1120
               Atlanta, Georgia 30339
               Attention:  Mr. David G. Gundling
               Telecopy:  770-541-6645

               With a copy (which shall not constitute notice) to:

               Hagemeyer N.V.
               Rijksweg 69
               P.O. Box 5111
               1410 AC Naarden
               The Netherlands
               Attention:  Ivo Manders, Esq.
               Telecopy:  31-35-695-7687

               and

               Altman, Kritzer & Levick, P.C.
               6400 Powers Ferry Road, N.W., Suite 224
               Atlanta, Georgia 30339
               Attention  Allen D. Altman, Esq.
               Telecopy:  770-303-1130
               and

               Powell, Goldstein, Frazer & Murphy LLP
               191 Peachtree Street, Suite 1600
               Atlanta, Georgia 30303
               Attention:  Gabriel Dumitrescu, Esq.
               Telecopy:  404-572-6999

               If to the Shareholders:

               Leonard J. Bruce
               3633 Chevy Chase
               Houston, TX 77019

               With a copy (which shall not constitute notice) to:

               Mayor, Day, Caldwell & Keeton, L.L.P.
               700 Louisiana, Suite 1900
               Houston, Texas  77002-2778
               Attention:  John B. Clutterbuck
               Telecopy:  713-225-7047

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

          (f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

          (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

          (h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          (j) No Third-Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

          (k) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of law thereof.

          (1) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (m) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement. This Agreement shall not be effective as to any party hereto until such time as this Agreement or a counterpart thereof has been executed and delivered by each party hereto.

          (n) Termination. This Agreement shall terminate for all purposes, and shall have no further force and effect, upon the occurrence of any Termination Event.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly authorized officers effective as of the date and year first above written.

                              HAGEMEYER P.P.S. NORTH AMERICA, INC.


                              By:
                                 -------------------------------------
                              Name:  David G. Gundling
                              Title:  President and Chief Executive Officer


                              SHIELD ACQUISITION CORP.


                              By:
                                 -------------------------------------
                              Name:  David G. Gundling
                              Title:  President and Chief Executive Officer


                              SHAREHOLDERS:



                              -------------------------------------
                              Leonard J. Bruce


                              BRUCE PARTNERS, LTD.



                              By:
                                 -------------------------------------
                                 Leonard J. Bruce, its Managing General Partner



                              By:
                                 -------------------------------------
                                 Robert W. Bruce, its General Partner, with
                                 respect to exercising joint power to vote the Shareholder's Shares as agreed in Section 2(a)

                              BRUCE INTERESTS PARTNERSHIP


                              By:
                                 -------------------------------------
                                 Robert W. Bruce, partner


                              By:
                                 -------------------------------------
                                 Leonard Bruce, Jr.,  partner


                              By:
                                 -------------------------------------
                                 Robin V. Bruce, partner


                              By:
                                 -------------------------------------
                                 Carter M. Bruce, partner


                              By:
                                 -------------------------------------
                                 Christine L. Bruce, partner

                              SCHEDULE I
                              ----------


LEONARD J. BRUCE                                 6,747


BRUCE PARTNERS, LTD.                         3,943,665


BRUCE INTERESTS PARTNERSHIP                    117,000